INVESTOR PRESENTATION April 30, 2015 Exhibit 99.2

Safe Harbor
July 2014
Forward-Looking Statements. This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform
Act of 1995. These statements are not guarantees of future performance. These forward-looking statements are based on management’s expectations as of April 30, 2015 and assumptions which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. The use of words such as "intends" and “expects,” among others, generally identifies forward-looking statements. However, these words are not the exclusive means of identifying such statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements and may include statements relating to future revenues, expenses, margins, profitability, net income / (loss), earnings per share and other measures of results of operations and the prospects for future growth of Expedia, Inc.’s business. Actual results and the timing and outcome of events may differ materially from those expressed or implied in the forward-looking statements for a variety of reasons, including, among others: an increasingly competitive global environment; modifications to our current business models and practices or our adoption of new business models or practices in order to compete; changes in search engine algorithms and dynamics or other traffic-generating arrangements; declines or disruptions in the travel industry; our failure to maintain and expand our relationships and contractual agreements with travel suppliers or travel distribution partners; our failure to maintain and expand our brand awareness or increased costs to do so; our failure to adapt to technological developments or industry trends; risks relating to our operations in international markets, including China; adverse application of existing tax or unclaimed property laws, rules or regulations or implementation of new unfavorable laws, rules or regulations; adverse outcomes in legal proceedings to which we are a party; our failure to comply with current laws, rules and regulations, or changes to such laws, rules and regulations; determinations by U.S. and foreign tax authorities regarding our worldwide tax provision for income taxes; payments related risks, including credit card fraud; volatility in our stock price; liquidity constraints or our inability to access the capital markets when necessary; interruption or lack of redundancy in our information systems; failure to retain or motivate key personnel or hire, retain and motivate qualified personnel, including senior management; changes in control of the Company; management and director conflicts of interest; risks related to actions taken by our business partners and third party service providers, including failure to comply with our requirements or standards or the requirements or standards of governmental authorities, or any cessation of their operations; risks related to the failure of counterparties to perform on financial obligations; fluctuations in foreign exchange rates; our failure to comply with governmental regulation and other legal obligations related to our processing, storage, use and disclosure of personal data, and liabilities related to security breaches; risks related to our acquisitions, investments or significant commercial arrangements; risks related to our long-term indebtedness; our failure to effectively operate our businesses due to restrictive covenants in the agreements governing our indebtedness; our failure to protect our intellectual property from copying or use by others, including competitors; and other risks detailed in Expedia, Inc.’s public filings with the SEC, including our quarterly report on
Form 10-Q for the quarter ended March 31, 2015.  Except as required by law, we undertake no obligation to update any forward-looking or other statements in this presentation, whether as a result of new information, future events or otherwise.
Non-GAAP Measures.  Reconciliations to GAAP measures of non-GAAP measures included in this presentation are included in the Appendix.  These measures are intended to supplement, not substitute for, GAAP comparable measures.  Investors are urged to consider carefully the comparable
GAAP measures and reconciliations.
Industry / Market Data.  Industry and market data used in this presentation have been obtained from industry publications and sources as well as from research reports prepared for other purposes. We have not independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness.
Trademarks & Logos.  Trademarks and logos are the property of their respective owners.
© 2015 Expedia, Inc. All rights reserved. CST: 2029030-50

Investment Highlights
Global Leader in ~$1.3 Trillion Market with
Strong Offline-to-Online Trends
Significant Growth Opportunities Across Geographies
Consistently Strong Financial Execution
Technology Platform Innovation Driving Higher
Conversion
Success in Growing Mobile Channels
A Growth
Company
High Growth Advertising & Media Business
Rapid Expansion in Highly Fragmented Hotel Industry
Supported by Multi-Product Offering
Solid Track Record of Disciplined Capital Allocation

VOLUME AND GLOBAL REACH
expedia inc.
MULTI-CHANNEL, MULTI-PLATFORM GLOBAL MARKETPLACE

One of the Largest Travel
Companies in the World
Mutually
Beneficial
Supply
Agreements
Value to
Travelers
Scale Enables
Virtuous Circle
Diverse Demand:
Geography AND Travel Type
1 Includes eLong properties
SUPPLY
Depth and
Breadth of
~510,000
Hotels 1 in
200+
Countries
400+
Airlines
5.5 Million
Packages
Volume and
Diversity of
Global Travel
DEMAND
5 Billion
Flight Searches
Travelers in
~70 Countries
Corporate and
Leisure Travel;
Online and Offline

expedia inc.

expedia inc.

Expedia	Hotels.com	trivago	EGENCIA BUSINESS TRAVEL · EXPEDIA, INC.

hotwire
wotif group
travelocity
艺龙 eLong
Expedia Affiliate Network
venere.com
Expedia Local Expert
CarRentals.com
Classic Vacations
Expedia CruiseShipCenters

Established Brands With
Global Reach
Brand Strength in
EVERY Established Market
Solid Foothold in Emerging Markets
89 Sites in
68 Countries
A Leading Hotel
Specialist Globally
31 Sites in
31 Countries 1
#1 Full-Service
Online Travel Agency
Sites in
50 Countries
A Leading Hotel
Metasearch Company
Presence in
65 Countries
A Leader in Global
Corporate Travel
1 Includes AirAsia JV
Trusted Brands

Diversifying Revenue Mix Reduces Risk
and Positions the Business for Growth
2005
Revenue
Revenue
TTM
1
3/31/15
PRODUCT
Hotels
63%
Hotels
70%
Car, Cruise &
Other
14%
Air
8%
Air
22%
GEOGRAPHY
International
22%
Domestic
78%
International
47%
Domestic
53%
Ad & Media
8%
Ad & Media
2%
Car, Cruise &
Other
13%
1
Trailing Twelve Months
GEOGRAPHY
PRODUCT

Expedia
5%
Other
Expedia
6%
Other
Expedia
16%
Other
Expedia
4%
Other
ONLINE
TRAVEL
SEGMENT
56% 23% 44% 29%
42% of Total
Travel Market
Global Leader and Significant
Headroom for Further Growth
Sources: PhoCusWright estimates and Expedia data; travel market size estimates based on PhoCusWright data for full year 2015.
Note: Expedia’s share of travel market defined by TTM gross bookings as of March 31, 2015. Beginning in Q4 2014, total travel market definition was expanded to include Canada, Eastern Europe and
Middle East.
Expedia Share:
UNITED
STATES
+   .
CANADA
LATIN
AMERICA
EMEA
Expedia
9%
Other
2015 TOTAL
TRAVEL
MARKET
Expedia
1%
Expedia
3%
Expedia
2%
Other Other
$375B
$92B
$460B $365B
Total Travel
Market ~$1.3T
ASIA
PACIFIC
Other

expedia inc.

tripadvisor
trivago
expedia inc.
Booking.com
expedia inc.
ORBITZ

Expedia, Inc. Has Scale in Hotels …
Rapidly Expanding in Fragmented
Hotel Segment of the Travel Industry
1 Other includes Car, Advertising, Destination Services, Insurance, Cruise, Agency Packages, and Other
2 Includes eLong bookable properties
3 Sources: Smith Travel Research and Expedia data
4 Hotel data for TripAdvisor, Booking.com and Orbitz obtained from respective company websites. Booking.com number includes ~262,000 vacation rental properties.
… And Significant Room for
Additional Growth
Hotels
70%
$5.9B
TTM 3/31/15
Revenues
~510k Hotels 2 in
200+ Countries
Single Largest
Booker of
Rooms in US
… But Still Only
~7% Share 3
Number of Hotels 4
Global Team
Accelerating Pace
of Hotel Acquisition
100,000
510,000
625,000
722,000
915,000
Air
Other¹
Number of Hotels 4

expedia inc.

Expedia
Hotels.com
Expedia Affiliate Network
EGENCIA

CENTRALIZED
Customer Operations Technology
CENTRALIZED
Transactional Infrastructure:
Financials / Order Management / Inventory Management
Have Completed Significant Technology
Investments That Fortify the Business
CUSTOMIZED
Front-End Technology for Rapid Innovation
and Powerful Analytics …
Improving Conversion

Expedia

SFO - SEA
Apr 24
Terminal 2
Gate 7
On Time
HOTELS.COM
The New York Pal...
12:00
HOTWIRE
It's almost time
to pick up your
rental car.

Opening Up Significant Opportunities in Travel
Industry Leading Mobile Initiatives Drive
Traffic and Revenue
Expedia, Inc. Brands for Apple
TM
Watch
Expedia, Inc. Leads the Way in Mobile Innovation
The World Is
Changing …
PC-Connected
Users
24 x 7
Mobile Users
Egencia TripNavigator for iPad
More than 50%
Of Mobile Bookings
(1)
Completed Within
Two Days
Of Travel / Stay
More than
One in Four
Room Nights
Booked on a
Mobile Device
Egencia’s TripNavigator
for iPad gives corporate
travelers access to shop
and book 200,000
hotels, 400 airline
partners and offers
exclusive mobile-only
deals.
Brand Expedia,
Hotels.com
and Hotwire
have each
introduced
new apps for
Apple Watch
1 Based on Brand Expedia global bookings on a mobile phone and Hotels.com global bookings on a mobile device.

Significant Acceleration in the
Advertising and Media Business
ADVERTISING & MEDIA REVENUE
$ Millions
Note: Reported numbers are net of any intercompany revenue
1 Controlling interest in trivago GmbH (”trivago”) acquired in March 2013
#1 hotel metasearch in Europe
$99
$109
$113
$131
$319 1
$479
$502
2009 2010 2011 2012 2013 2014 TTM
1Q15
’09-’11 CAGR :
6.8%
’11-’14 CAGR : 61.8%

Expedia Has Multiple
Competitive Moats
SCALE and BREADTH SCALE and BREADTH
Global Scale Across Multiple Travel Brands and Product Offerings Global Scale Across Multiple Travel Brands and Product Offerings
DIVERSE DEMAND DIVERSE DEMAND
Multiple Sources Multiple Sources
Leisure Leisure
Corporate Corporate
Call Centers Call Centers
Traditional Travel Agency Traditional Travel Agency
Online Online
SUPPLY SUPPLY
Global Travel Supply Footprint and Global Travel Supply Footprint and
Deep Supplier Relationships Deep Supplier Relationships
TECHNOLOGY PLATFORM TECHNOLOGY PLATFORM
Investment in Technology to Investment in Technology to
Drive Conversion and Bookings Drive Conversion and Bookings

Consistent Financial Execution
ADJUSTED EBITDA
1
ADJUSTED EPS
2,3
$ Millions
2 Non-GAAP measure. See Appendix B for Non-GAAP to GAAP Reconciliation
3   Adj. EPS is EPS for Expedia, Inc. considering TripAdvisor on a discontinued operations basis
REVENUE
$ Billions
1 Non-GAAP measure. See Appendix A for Non-GAAP to GAAP Reconciliation
GROSS BOOKINGS
$ Billions
5-Year CAGR: 16%
5-Year CAGR: 9%
5-Year CAGR: 14%
$662
$700
$711
$803
$879
$1,025
$1,020
2009 2010 2011 2012 2013 2014 TTM
1Q15
$2.10
$2.53
$2.75
$3.10
$3.22
$3.96
$3.79
2009 2010 2011 2012 2013 2014 TTM
1Q15
$2.7
$3.0
$3.4
$4.0
$4.8
$5.8
$5.9
2009 2010 2011 2012 2013 2014
TTM
1Q15
$22
$26
$29
$34
$39
$50
$53
2009 2010 2011 2012 2013 2014 TTM
1Q15
5-Year CAGR: 18%

expedia inc.

travelocity

ORBITZ

tripadvisor

trivago

wotif group

AirAsia Expedia

VIA EGENCIA
BUSINESS TRAVEL · EXPEDIA, INC.

autoescape Group

decolar.com

Solid Track Record of Disciplined
Capital Allocation
FREE CASH FLOW
1
Non-GAAP measure. See Appendix for Non-GAAP to GAAP Reconciliation. Orbitz acquisition was announced in February 2015 and is pending regulatory and shareholder approvals.
3
Expedia acquired an additional 25% equity interest in the former joint venture in March 2015.
$ Millions
5-Year CAGR: 16%
SHARE REPURCHASES AND DIVIDENDS
KEY TRANSACTIONS
2
2011       |
2012          |
2013            |
2014           |
2015
3
$ in Millions
$495
$469
$618
$1,001
$455
$1,039
$1,090
2009 2010 2011 2012 2013 2014 TTM 1Q15
$489
$283
$397
$515
$537
$460
$79 $77
$130
$76
$85
$88
$0
$100
$200
$300
$400
$500
$600
2010 2011 2012 2013 2014 TTM 1Q15
Share Repurchases Dividends

1
2

Investment Highlights
Global Leader in ~$1.3 Trillion Market with
Strong Offline-to-Online Trends
Significant Growth Opportunities Across Geographies
Consistently Strong Financial Execution
Technology Platform Innovation Driving Higher
Conversion
Success in Growing Mobile Channels
A Growth
Company
High Growth Advertising & Media Business
Rapid Expansion in Highly Fragmented Hotel Industry
Supported by Multi-Product Offering
Solid Track Record of Disciplined Capital Allocation

APPENDICES 16

Non-GAAP Definitions

Adjusted EBITDA is defined as operating income plus: (1) stock-based compensation expense, including compensation expense related to certain subsidiary equity plans; (2) acquisition-related impacts, including (i) amortization of intangible assets and goodwill and intangible asset impairment, (ii) gains (losses) recognized on changes in the value of contingent consideration arrangements;
and (iii) upfront consideration paid to settle employee compensation plans of the acquiree; (3) certain infrequently occurring items, including restructuring; (4) items included in Legal reserves, occupancy tax and other, which includes reserves for potential settlement of issues related to transactional taxes (e.g. hotel and excise taxes), related to court decisions and final settlements, and charges incurred, if any, for monies that may be required to be paid in advance of litigation in certain transactional tax proceedings;
(5) gains (losses) realized on revenue hedging activities that are included in other, net; and (6) depreciation.
The above items are excluded from our Adjusted EBITDA measure because these items are noncash in nature, or because the amount and timing of these items is unpredictable, not driven by core operating results and renders comparisons with prior periods and competitors less meaningful. We believe Adjusted EBITDA is a useful measure for analysts and investors to evaluate our future on-
going performance as this measure allows a more meaningful comparison of our performance and projected cash earnings with our historical results from prior periods and to the results of our competitors. Moreover, our management uses this measure internally to evaluate the performance of our business as a whole and our individual business segments. In addition, we believe that by excluding certain items, such as stock-based compensation and acquisition-related impacts, Adjusted EBITDA corresponds more closely to the cash operating income generated from our business and allows investors to gain an understanding of the factors and trends affecting the ongoing cash earnings capabilities of our business, from which capital investments are made and debt is serviced.
Adjusted EPS is defined as Adjusted Net Income divided by adjusted weighted average shares outstanding, which include dilution from options and warrants per the treasury stock method and include all shares relating to RSUs in shares outstanding for Adjusted
EPS. This differs from the GAAP method for including RSUs, which treats them on a treasury method basis. Shares outstanding for
Adjusted EPS purposes are therefore higher than shares outstanding for GAAP EPS purposes. We believe Adjusted EPS is useful to investors because it represents, on a per share basis, Expedia’s consolidated results, taking into account depreciation, which we believe is an ongoing cost of doing business, as well as other items which are not allocated to the operating businesses such as interest expense, taxes, foreign exchange gains or losses, and minority interest, but excluding the effects of certain expenses not directly tied to the core operations of our businesses. Adjusted Net Income and Adjusted EPS have similar limitations as Adjusted
EBITDA. In addition, Adjusted Net Income does not include all items that affect our net income / (loss) and net income / (loss) per share for the period. Therefore, we think it is important to evaluate these measures along with our consolidated statements of operations.

$ Millions 2009 2010 2011 2012 2013 2014 TTM 1Q15
Adjusted EBITDA $662 $700
$711 $803 $879 $1,025 $1,020
Depreciation (93) (106) (133) (164) (212) (266) (278)
Amortization of Intangible Assets
(24) (23) (22) (32) (72) (80) (86)
Legal Reserves , Occupancy Tax  and Other (68) (23) (21) (117) (78) (41) (41)
Stock-Based Compensation
(56) (53) (64) (65) (130) (85) (89)
Acquisition-related and other - - - - (10) - -
Restructuring Charges
(34)
- - - - (26) (30)
Realized Loss (Gain) on Revenue Hedges 11 4 8 6 (11) (9) (26)
Operating Income (Loss)
$398 $501 $480 $432 $366 $518 $470
Total Other Expense, Net (78) (75) (78) (82) (65) (53) 46
Income (Loss) from Continuing Operations before Income
Taxes
320 426 402 350 301 465 516
Provision for Income Taxes (102) (120) (76) (47) (84) (92) (91)
Income (Loss) from Continuing Operations
218 306 326 303 216 373 425
Discontinued Operations, Net of Taxes 85 120 148 (23) - - -
Net Income (Loss)
304 426 475 280 216 373 425
Net (Income) Loss Attributable to Noncontrolling Interests (4) (4) (2) - 16 25 31
Net Income (Loss) Attributable to Expedia, Inc.
$300 $422 $473 $280 $233 $398 $456
Non-GAAP / GAAP Reconciliation:
Adjusted EBITDA
Note: Numbers may not sum due to rounding

$ Thousands 2009 2010 2011 2012 2013 2014 TTM 1Q15
Net Income / (Loss) attributable to Expedia, Inc.
$299,526
$421,500 $472,294 $280,171 $232,850 $398,097 $456,544
Discontinued operations, net of taxes (85,349) (119,885)
(148,148) 22,539 - - -
Stock-Based Compensation 55,756 52,507
63,847 64,596 130,173 85,011 89,076
Amortization of Intangibles 23,875 22,514 21,925 31,705 71,731 79,615 86,165
Restructuring Charges 34,168 - - - - 25,630 30,306
Noncontrolling Investment Basis Adjustment 5,158 - - - - (2,783) (82,259)
Legal Reserves, Occupancy Tax and Other 67,999 22,692 20,855 117,025 77,919 41,539 40,529
Acquisition-related and other - - - - 9,829 - -
Foreign Currency (Gain) Loss on U.S. Dollar Cash Balances Held by
eLong
128 2,711 2,690 16 (165) (249) (276)
Impairment of Goodwill / Other-than-temporary investment
impairment
- - - - - 5,666 5,666
(Gain) Loss on sale of asset - - - - - - (11,501)
Stock-based compensation as part of equity method investments - - - - -
730 656
(Gain) / Loss on Derivative Instruments Assumed at Spin-Off 38 - - - - - -
Amort. of Intangible Assets as Part of Equity Method Investments 458 - - - - -
Unrealized (Gain) / Loss on Revenue Hedges (1,033) 4,898 (4,479) 3,199 (1,072) (10,680) (16,993)
Noncontrolling Interests (1,343) (2,877) (3,135) (2,263) (15,278) (17,092) (17,281)
Provision for Income Taxes (86,395) (34,449) (41,362) (78,485) (58,493) (77,388) (78,167)
Adjusted Net Income $312,774 $369,611 $384,487 $438,503 $451,973 $528,096 $502,465
GAAP Diluted Weighted Average Shares Outstanding 146,071 144,014 138,702 139,929 139,593 133,168 131,949
Additional Restricted Stock Units 3,183 1,889 1,331 1,323 565 245 627
Adjusted Weighted Average Shares Outstanding 149,254 145,903 140,033 141,252 140,158 133,413 132,577
Adjusted Earnings from Continued Operations Per Share $2.10 $2.53 $2.75 $3.10 $3.22 $3.96 $3.79
Note: Numbers may not sum due to rounding
Non-GAAP / GAAP Reconciliation:
Adjusted EPS

Non-GAAP / GAAP Reconciliation:
Free Cash Flow
Note: Numbers may not sum due to rounding
$ Millions 2009 2010 2011 2012 2013 2014 TTM 3/31/15
Cash provided by operations
$574 $605 $826 $1,237 $763 $1,367 $1,446
Capital expenditures
(79) (136) (208) (236) (309) (328) (356)
Free cash flow
$495 $469 $618 $1,001 $455 $1,039 $1,090